Exhibit 99.1

IA GLOBAL REPORTS REVENUE OF $11,322,000 FOR THE THREE MONTHS ENDED MARCH 31, 2006

TAMPA, FL May 16, 2006/PRNewswire-FirstCall/ --

Summary of Operating Results From Continuing Operations

IA Global Inc. (Amex: IAO) announced its results for the three months ended March 31, 2006. Revenues increased to $11,322,000 from $5,825,000, primarily due to the acquisition of Global Hotline on June 15, 2005. The net loss from continuing operations increased to $1,387,000 for the three months ended March 31, 2006 from $298,000 in the same period in 2005 due to the accrual of $3,889,000 in penalties related to a contract with a significant customer and legal expenses of $164,000 related to litigation. The Company believes the penalty resulted from certain contractual changes that were implemented by the Company’s customer which reduced sales during the three months ended March 31, 2006. The Company expects to finalize negotiations on the final penalty by July 2006 and there is no guarantee that we will be successful in reducing the penalty. The net loss per share from continuing operations was $.01 for the three months ended March 31, 2006 and 2005.

The Company ended the three months ended March 31, 2006 with cash and cash equivalents of $8,554,000, net working capital of $5,495,000 and stockholder’s equity of $4,407,000. Stockholder’s equity and the statement of operations were negatively impacted by the Yen/Dollar exchange rate by $6,000 for the three months ended March 31, 2006.

The Company’s President, Mark Scott, said, “We are pleased to announce that Global Hotline has recently closed four contracts with significant companies to sell telephone, broadband and insurance products. In April 2006 they established a third call center with up to 230 seats to support the insurance contract. The Company expects to incur startup and training costs thru June 2006 and to incur losses into the September 30, 2006 quarter during the startup phase of the new contracts. “

Rex Tokyo Co Ltd

Rex Tokyo recorded revenue of $7,651,000 and $5,825,000 for the three months ended March 31, 2006 and 2005, respectively. The Rex Tokyo revenue increase was due to the shipment of orders delayed in the fourth quarter of 2005 for its major customer. On April 4, 2006, the Company sold its 60.5% interest in Rex Tokyo to Rex Tokyo.

Global Hotline, Inc.

Global Hotline recorded revenue of $3,671,000 and $0 for the three months ended March 31, 2006 and 2005, respectively. Global Hotline was acquired on June 15, 2005.

Net Loss

The net loss increased to $1,387,000 for the three months ended March 31, 2006 from $544,000 in the same period in 2005 due to the accrual of $3,889,000 in penalties related to a contract with a significant customer and legal expenses of $164,000 related to litigation.

Second Quarter Results

The company expects to report its results for the three months ended June 30, 2006 by August 14, 2006.

About IA Global Inc.

IA Global, Inc. is a public holding company focused on acquiring primarily Japanese companies that operate in the telecommunication and technology markets. We own 100% of Global Hotline, Inc., which operates call centers and is a reseller of telephone and broadband lines and insurance in Japan.

For further information, contact:

Mark Scott, President and CFO

IA Global Inc.

550 N. Reo Street, Suite 300

Tampa, FL 33609

813-261-5157 (t)

813-261-5158 (f)

scott@iaglobalinc.com

www.iaglobalinc.com

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements (within the meaning of Section 27a of the Securities Act of 1933 and Section 21e of the Securities Exchange Act of 1934) regarding us and our business, financial condition, results of operations and prospects. Forward-looking statements in this report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. The comments about penalties, four significant contracts and losses into the September 30, 2006 quarter are forward-looking statements. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements which speak only as of the date of this press release. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of the press release.

                                     IA GLOBAL, INC. AND SUBSIDIARIES
                                       CONSOLIDATED BALANCE SHEETS

                                                                            March 31,       December 31,
                                                                              2006              2005
                                                                          ------------      ------------
                                                                           (unaudited)        (audited)

ASSETS

CURRENT ASSETS:
  Cash and cash equivalents .........................................     $  8,554,249      $  8,378,700
  Accounts receivable, net of allowance for doubtful accounts of
    $106,403 and $110,610, respectively .............................        5,630,905         5,459,425
  Notes receivable-trade ............................................        1,234,378           613,726
  Inventories .......................................................          454,388           664,746
  Prepaid expenses ..................................................          460,063           434,020
  Consumption and deferred tax receivable ...........................          613,513           497,518
  Notes receivable ..................................................        2,251,121         4,129,408
  Other current assets ..............................................        1,314,022           742,584
                                                                          ------------      ------------
    Total current assets ............................................       20,512,639        20,920,127

EQUIPMENT, NET ......................................................          673,814           717,853

OTHER ASSETS
  Intangible assets, net ............................................        3,996,815         4,449,558
  Deferred tax asset ................................................          138,706           152,851
  Other assets ......................................................        3,643,334         2,391,285
                                                                          ------------      ------------

                                                                          $ 28,965,308      $ 28,631,674
                                                                          ============      ============

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable - trade ..........................................     $  3,490,589      $  3,695,225
  Notes payable- trade ..............................................        1,059,632           934,298
  Accrued liabilities ...............................................        5,903,124         3,187,565
  Consumption taxes received ........................................          957,063           761,299
  Income taxes payable- foreign .....................................          469,275           825,445
  Current portion of long term debt .................................        3,137,803         2,621,305
  Deferred revenue ..................................................                -         3,589,532
                                                                          ------------      ------------
    Total current liabilities .......................................       15,017,486        15,614,669
                                                                          ------------      ------------

LONG TERM  LIABILITIES:
  Long term debt ....................................................        5,584,090         3,981,624
  Convertible debentures ............................................        2,812,500         2,708,333
  Long term deferred costs ..........................................          781,454                 -
  Retirement benefits ...............................................           38,519            36,767
                                                                          ------------      ------------
                                                                             9,216,563         6,726,724
                                                                          ------------      ------------

MINORITY INTERESTS ..................................................          323,801           274,146
                                                                          ------------      ------------

STOCKHOLDER'S EQUITY:
  Series B Preferred stock, $.01 par value, 5,000 shares authorized
    0 and 1,158 issued and outstanding (liquidation value $1,158,000)                -                12
  Common stock, $.01 par value, 200,000,000 shares authorized,
    108,165,157 and 97,425,181 issued and outstanding, respectively .        1,081,651           974,251
  Additional paid in capital ........................................       32,669,964        32,992,589
  Accumulated deficit ...............................................      (29,049,619)      (27,662,170)
  Treasury stock ....................................................          (50,000)          (50,000)
  Accumulated other comprehensive loss ..............................         (244,538)         (238,547)
                                                                          ------------      ------------
    Total stockholder's equity ......................................        4,407,458         6,016,135
                                                                          ------------      ------------

                                                                          $ 28,965,308      $ 28,631,674
                                                                          ============      ============

                                                  - 3 -

                                     IA GLOBAL, INC. AND SUBSIDIARIES
                                  CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                           Three Months Ended March 31,
                                                                         -------------------------------
                                                                              2006              2005
                                                                         -------------     -------------
                                                                          (unaudited)       (unaudited)

REVENUE:
  Pachinko and slot machine gaming services .........................    $   7,651,125     $   5,824,574
  Call center services ..............................................        3,671,305                 -
                                                                         -------------     -------------
    Total revenue ...................................................       11,322,430         5,824,574
                                                                         -------------     -------------

COST OF SALES:
  Pachinko and slot machine gaming services .........................        6,083,120         4,522,719
  Call center services ..............................................        1,518,937                 -
                                                                         -------------     -------------
    Total cost of sales .............................................        7,602,057         4,522,719
                                                                         -------------     -------------

GROSS PROFIT ........................................................        3,720,373         1,301,855

Selling, general and administrative expenses ........................        5,047,919         1,926,735
                                                                         -------------     -------------

OPERATING LOSS ......................................................       (1,327,546)         (624,880)
                                                                         -------------     -------------

OTHER INCOME (EXPENSE):
  Interest income ...................................................           31,129             6,305
  Interest expense and amortization of beneficial conversion
    feature .........................................................         (221,476)          (22,899)
  Other income ......................................................         (161,163)           30,660
  Foreign currency transaction adjustment ...........................              132            17,413
                                                                         -------------     -------------
    Total other income (expense) ....................................         (351,378)           31,479
                                                                         -------------     -------------

LOSS FROM CONTINUING OPERATIONS BEFORE MINORITY
  INTERESTS AND INCOME TAXES ........................................       (1,678,924)         (593,401)

MINORITY INTERESTS ..................................................           49,655          (103,064)
                                                                         -------------     -------------

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES .................       (1,728,579)         (490,337)
                                                                         -------------     -------------

INCOME TAXES:
  Current benefit ...................................................         (355,721)         (191,982)
  Deferred provision ................................................           14,591                 -
                                                                         -------------     -------------

NET LOSS FROM CONTINUING OPERATIONS .................................       (1,387,449)         (298,355)

DISCONTINUED OPERATIONS
  Loss from discontinued operations .................................                -          (246,038)
                                                                         -------------     -------------

NET LOSS ............................................................    $  (1,387,449)    $    (544,393)
                                                                         =============     =============

Per share of Common-
  Basic net loss per share from continuing operations ...............    $       (0.01)    $       (0.01)
  Basic net loss per share from discontinued operations .............            (0.00)            (0.00)
                                                                         -------------     -------------
  Total basic net loss per share ....................................    $       (0.01)    $       (0.01)
                                                                         =============     =============

  Diluted net loss per share from continuing operations .............    $       (0.01)    $       (0.01)
  Diluted net loss per share from discontinued operations ...........            (0.00)            (0.00)
                                                                         -------------     -------------
  Total diluted net loss per share ..................................    $       (0.01)    $       (0.01)
                                                                         =============     =============

  Weighted average shares of common stock outstanding - Basic .......      105,077,842        82,400,181
  Weighted average shares of common stock and common equivalent
    shares outstanding - diluted ....................................      105,077,842        82,400,181

                                                  - 4 -

                                     IA GLOBAL, INC. AND SUBSIDIARIES
                                  CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                            Three Months Ended March 31,
                                                                           -----------------------------
                                                                               2006              2005
                                                                           -----------       -----------
                                                                           (unaudited)       (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss ..........................................................      $(1,387,449)      $  (544,393)
  Adjustments to reconcile net loss to net cash (used in)
   provided by operating activities:
    Depreciation and amortization ...................................          572,197            36,368
    Minority interests ..............................................           49,655          (103,114)
    Amortization of beneficial conversion feature ...................          104,167                 -
    Non-cash expense related to stock based compensation ............           26,257                 -
  Changes in operating assets and liabilities:
    Accounts receivable .............................................         (171,480)        2,515,969
    Notes receivable - trade ........................................         (620,652)          423,370
    Notes receivable ................................................        1,636,793                 -
    Inventories .....................................................          210,358          (486,340)
    Prepaid expenses ................................................          (26,043)          549,098
    Other current assets ............................................         (571,438)         (279,848)
    Deferred tax assets .............................................           14,145            16,140
    Other assets ....................................................       (1,252,049)         (790,410)
    Accounts payable ................................................         (204,636)       (3,394,313)
    Notes payable - trade ...........................................          125,334          (654,316)
    Accrued and other liabilities ...................................        2,715,559            38,959
    Net consumption tax payable .....................................           79,769           (33,526)
    Other liabilities- retirement benefits ..........................            1,752            (3,635)
    Income taxes payable - foreign ..................................         (356,170)         (196,388)
    Deferred revenue ................................................       (3,589,532)                -
    Long term deferred costs ........................................          781,454                 -
                                                                           -----------       -----------
Net cash used in continuing operations ..............................       (1,862,009)       (2,906,379)
    Loss from discontinued operations ...............................                -           246,034
    Net cash used in discontinued operations ........................                -          (376,716)
    Net decrease in assets of discontinued operations ...............                -           730,843
    Net decrease in liabilities of discontinued operations ..........                -          (431,594)
                                                                           -----------       -----------
NET CASH USED IN OPERATIONS .........................................       (1,862,009)       (2,737,812)
                                                                           -----------       -----------

CASH FLOWS USED IN INVESTING ACTIVITIES:
    Purchases of capital expenditures ...............................          (75,415)          (17,540)
    Proceeds from sale of QuikCAT Australia Pty Ltd. ................                -           100,000
                                                                           -----------       -----------
NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES .................          (75,415)           82,460
                                                                           -----------       -----------

CASH PROVIDED BY FINANCING ACTIVITIES:
    Proceeds from long term debt ....................................        2,567,000         1,918,761
    Repayment of long term debt .....................................         (433,946)         (727,429)
                                                                           -----------       -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES ...........................        2,133,054         1,191,332
                                                                           -----------       -----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS ................          195,630        (1,464,020)

EFFECT OF EXCHANGE RATE CHANGES ON CASH .............................          (20,081)         (179,960)

CASH AND CASH EQUIVALENTS, beginning of the year ....................        8,378,700         3,780,165
                                                                           -----------       -----------

CASH AND CASH EQUIVALENTS, end of the year ..........................      $ 8,554,249       $ 2,136,185
                                                                           ===========       ===========

Supplemental disclosures of cash flow information:
    Interest paid ...................................................      $    33,846       $    22,899
    Taxes paid ......................................................      $         -       $         -
    Non-cash investing and financing activities:
    Conversion of Series B Preferred stock to Common stock ..........      $         -       $         -
    Common stock surrendered to Company in payment of note receivable      $   241,494       $         -

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